               SECURITIES AND EXCHANGE COMMISSION
                   WASHINGTON, D.C. 20549


                         FORM 8-K/A

                 AMENDMENT TO CURRENT REPORT

             Pursuant to Section 13 or 15(d) of
           the Securities and Exchange Act of 1934


                FIRST LIBERTY FINANCIAL CORP.
   (Exact name of registrant as specified in its charter)


                      AMENDMENT NO. 1


The undersigned registrant hereby amends the following items, financial statements, exhibits or other portions of its Current Report dated March 24, 1995 on Form 8-K as set forth in the pages attached hereto.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial Statement of Business Acquired:
       Audited Statement of Financial Condition at March 24, 1995

(b)  Pro Forma Financial Information:
       Statement of Income for the six months ended March 31, 1995 Statement of Income for the year ended September 30, 1994


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to be signed on its behalf by the undersigned hereunto duly authorized.




                       FIRST LIBERTY FINANCIAL CORP.

DATE:     June 5, 1995                 David L. Hall
                                       ---------------------------
                                       David L. Hall
                                       Executive Vice President
                                       Chief Financial Officer
                                       (Duly authorized, principal
                                        financial and principal
                                        accounting officer)


                              Page 1 of 8


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial Statements of Business Acquired

As of March 24, 1995, First Liberty Bank, a wholly owned subsidiary of First
Liberty Financial Corp., acquired certain assets and assumed certain liabilities of three branch offices of First Union National Bank of Georgia located in Sylvania, Vidalia and Waycross, Georgia under the terms of a Purchase and Assumption Agreement dated October 4, 1994 (the "Agreement").

The accompanying audited Financial Statement on page 4 reflects the assets acquired and liabilities assumed as of March 24, 1995 under the Agreement.

The historical revenues and expenses directly related to the business acquired would principally be those revenues which could be earned by investing the cash acquired and those expenses which would be incurred on the interest-bearing deposits acquired. Additionally, some expenses would be incurred related to the physical operating costs of the branches, primarily personnel-related costs. It is impractical for the registrant to provide an audited statement of operations, reflecting the historical results of operations of the business acquired (i.e. those related to the specific assets acquired and the specific liabilities assumed), since (1) these assets and liabilities represented only a portion of the operations of the branches acquired, which in themselves did not constitute a seperate entity but instead were a portion of a large financial institution and (2) since such records, if any, exist only within the large financial institution and the registrant has no contractual right of access to such records, if any exist.

The registrant has included the estimated direct revenues and expenses relating to the specific assets and liabilities acquired and any estimated associated expenses in the pro forma financial information provided in Item 7(b).

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                          COOPERS & LYBRAND L.L.P.
                           1155 PEACHTREE STREET
                          1100 CAMPANILE BUILDING
                          ATLANTA, GEORGIA  30309






REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors
First Liberty Financial Corp.

We have audited the accompanying Statement of Assets Acquired and Liabilities
Assumed under the Purchase and Assumption Agreement dated October 4, 1994 between First Liberty Bank (the Acquirer) and First Union National Bank of
Georgia (the Seller) (the "Financial Statement"), as of March 24, 1995.  This
Financial Statement is the responsibility of the Company's management. Our responsibility is to express an opinion on the Financial Statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Financial Statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the accounting principles used and significant estimates made by management, as well as evaluating the overall Financial Statement presentation. We believe that our audit of the Financial Statement provides a reasonable basis for our opinion.

In our opinion, the Financial Statement referred to above presents fairly, in all material respects, the assets acquired and liabilities assumed under the Purchase and Assumption Agreement referred to above as of March 24, 1995, in conformity with generally accepted accounting principles.




Coopers & Lybrand L.L.P.
Atlanta, Georgia
June 5, 1995


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

           STATEMENT OF ASSETS ACQUIRED AND LIABILITIES ASSUMED
     UNDER THE PURCHASE AND ASSUMPTION AGREEMENT DATED OCTOBER 4, 1994
               BETWEEN FIRST LIBERTY BANK (THE ACQUIRER) AND
             FIRST UNION NATIONAL BANK OF GEORGIA (THE SELLER)

                           AS OF MARCH 24, 1995
                          (Dollars in Thousands)

     ASSETS:
     Cash and due from banks                          $89,324
     Loans                                                885
     Premises and equipment                               551
     Other assets                                         143
                                                      -------
      Total assets acquired                            90,903
                                                      -------

     LIABILITIES:
     Non-interest bearing deposits                     14,818
     Interest bearing deposits                         80,427
     Other liabilities                                     10
                                                      -------
      Total liabilities assumed                        95,255
                                                      -------

        Net liabilities assumed                       $ 4,352
                                                      =======



The accompanying note is an integral part of the Financial Statement.

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

                        NOTE TO FINANCIAL STATEMENT


1.  Basis of Presentation
    ---------------------

As of March 24, 1995, First Liberty Bank, a wholly owned subsidiary of the First Liberty Financial Corp., acquired certain assets and assumed certain liabilities of three branch offices of First Union National Bank of Georgia located in Sylvania, Vidalia and Waycross, Georgia under the terms of a Purchase and Assumption Agreement dated October 4, 1994 (the "Agreement"). The accompanying audited Financial Statement reflects the assets acquired and liabilities assumed as of March 24, 1995 under the Agreement.

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

(b)  Pro Forma Financial Information

As of March 24, 1995, First Liberty Bank, a wholly owned subsidiary of First
Liberty Financial Corp. acquired certain assets and assumed certain liabilities of three branch offices of First Union National Bank of Georgia ("FUNB") located in Sylvania, Vidalia and Waycross, Georgia under the terms of a Purchase and Assumption Agreement dated October 4, 1994 (the "Agreement").


A pro forma statement of financial condition as of March 31, 1995 has not been included herein as the acquisition has previously been reported in the statement of financial position included in the Form 10-Q of First Liberty
Financial Corp. for the quarter ended March 31, 1995 filed on May 15, 1995.

The following pro forma combined condensed statements of income for the six months ended March 31, 1995 and for the year ended September 30, 1994, assume the acquisition had been completed as of October 1, 1993. The pro forma financial statements include the historical consolidated statements of income of First Liberty Financial Corp. ("FLFC") for such periods and estimated results of operations relating to the specific assets acquired and liabilities assumed of the three branch offices of FUNB (referred to as "FUNB" in the pro forma statements).

The pro forma combined condensed statement of income for the year ended
September 30, 1994 also assumes the acquisition of Central Banking Company
("CBC"), which was effective on December 2, 1994, had been completed as of October 1, 1993.

The pro forma information provided below may not necessarily be indicative of future results. The pro forma combined condensed statements of income are unaudited and should be read in conjunction with the historical consolidated financial statements including the notes thereto, of FLFC.

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

                          FIRST LIBERTY FINANCIAL CORP.
                 Condensed Combined Pro Forma Statements of Income
                   (Dollars in thousands except per share data)



                                ----------------------------------------
                                        For the six months ended
                                             March 31, 1995
                                ----------------------------------------

                                FLFC(1)  FUNB(2)   Adjustments  Combined
                                ----------------------------------------
Interest income                 $28,657   $   53    $3,093(3)    $31,803
Interest expense                 15,144    1,839        58(4)     17,041
                                ----------------------------------------
  Net interest income(expense)   13,513   (1,786)    3,035        14,762
Provision for loan loss             600                              600
                                ----------------------------------------
  Net interest income(expense)
   after provision for loan loss 12,913   (1,786)    3,035        14,162
Non-interest income               3,919      153                   4,072
Non-interest expense             11,052      791       209(5)     12,052
                                ----------------------------------------
Income(loss) before income
 tax expense(benefit)             5,780   (2,424)    2,826         6,182
Income tax expense(benefit)       1,988     (824)      961(6)      2,125
                                ----------------------------------------
  Net income(loss)                3,792   (1,600)    1,865         4,057
Dividends on preferred stock        519                              519
                                ----------------------------------------
Net income(loss) applicable to
 common stockholders            $ 3,273  ($1,600)   $1,865       $ 3,538
                                ========================================

Earnings per common share:
  Primary                         $1.06                            $1.15
  Fully diluted                   $0.91                            $0.98

Average common shares
 outstanding:
  Primary                         3,080                            3,080
  Fully diluted                   4,156                            4,156

                                                           For the year ended
                                                           September 30, 1994
                                 -------------------------------------------------------------------------

                                 FLFC     CBC     CBC          Subtotal  FUNB(2)  FUNB         Combined
                                                  Adjustments                     Adjustments
                                 ------------------------------------------------------------------------
Interest income                  $48,562  $3,873  $141 (7)     $52,417    $  108     $6,185(3) $58,710
                                                  (159)(8)
Interest expense                  25,117   1,983                27,100     3,679        115(4)  30,894
                                 -----------------------------------------------------------------------
  Net interest income(expense)    23,445   1,890   (18)         25,317    (3,571)     6,070     27,816
Provision for loan loss            1,500     192                 1,692                           1,692
                                 -----------------------------------------------------------------------
  Net interest income(expense)
   after provision for loan loss  21,945   1,698   (18)         23,625    (3,571)     6,070     26,124
Non-interest income                9,883      78                 9,961       306                10,267
Non-interest expense              23,029   1,421    (4)(9)      24,571     1,582        419(5)  26,572
                                                   125 (5)
                                 -------------------------------------------------------------------------
Income(loss) before income
 tax expense(benefit)              8,799     355  (139)          9,015    (4,847)     5,651      9,819
Income tax expense(benefit)        2,750     191    (5)(6)       2,936    (1,648)     1,921(6)   3,209
                                 ------------------------------------------------------------------------
  Net income(loss)                 6,049     164  (134)          6,079    (3,199)     3,730      6,610
Dividends on preferred stock         891           224(10)      1,115                            1,115
                                 ------------------------------------------------------------------------
  Net income(loss) applicable
   to common stockholders        $ 5,158  $  164 ($358)        $ 4,964   ($3,199)    $3,730    $ 5,495

Earnings per common share:
  Primary                          $1.67                                                                  $1.78
  Fully diluted                    $1.50                                                                  $1.57

Average common shares
 outstanding:
  Primary                          3,089                                                                  3,089
  Fully diluted                    4,049                                                                  4,227


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                  NOTES TO PRO FORMA COMBINED STATEMENTS


(1) The historical results of operations for FLFC for the six months ended March 31, 1995 include the results of operations of CBC from December 2, 1994 to March 31, 1995. The results of operations of CBC for the period from October 1, 1994 to December 1, 1994 are not material.

(2) Actual FUNB earnings are not available for any period prior to the acquisition on March 24, 1995. Accordingly, pro forma earnings estimates are based on actual results subsequent to the date of acquisition.

(3) Reflects interest income from loan originations and investment purchases resulting from the cash proceeds received in connection with the FUNB acquisition at comparable rates to FLFC's existing earning assets.

(4) Reflects the amortization of the purchase accounting adjustment for FUNB deposits. The adjustments will be amortized over 2 years on a straight line basis.

(5) Reflects the amortization of intangible assets. These adjustments will be amortized on a straight line basis for 15 years for CBC and 10 years for FUNB.

(6) Reflects the adjustment of income tax expense (benefit) of the pro forma adjustments at an effective tax rate of 34%.

(7) Reflects the amortization of the purchase accounting adjustment for CBC's investment and mortgage-backed securities portfolio. Such amounts will be amortized using the net level yield method, over the lives of the related assets.

(8) Reflects the reduction in interest income resulting from a decline in federal funds sold for cash paid to CBC stockholders and cash paid for facilities improvements.

(9) Reflects the amortization of purchase accounting adjustments relating to CBC's building and improvements. These adjustments will be amortized over the estimated life of the building and improvements (40 years).

(10) Reflects dividends on Series B Preferred issued for the CBC acquisition at 6.0% per annum.


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